Exhibit 10.1

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT AND JOINDER

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT AND JOINDER (this “Amendment”) is made and entered into as of May 23, 2007, by and among Venoco, Inc., a Delaware corporation (the “Company”), the Marquez Trust, a trust established under the laws of the State of Colorado (the “Trust”), and the Marquez Foundation, a Colorado non-profit corporation (the “Foundation”).

RECITALS

A.            The Company and the Trust are parties to that certain Registration Rights Agreement, dated August 25, 2006 (the “Agreement”), pursuant to which the Trust has the right to cause the Company to register certain shares of common stock of the Company, par value $.01 per share (“Common Stock”) under the Securities Act of 1933, as amended (the “Securities Act”), in certain circumstances;

B.            Under the Agreement, the Trust has the right to require the Company to effect up to three “Demand Registrations” (as that term is defined in the Agreement) on Form S-1, an unlimited number of Demand Registrations on Form S-3 and an unlimited number of “Piggyback Registrations” (as that term is defined in the Agreement), in each case subject to the limitations set forth therein;

C.            The Company is considering filing a registration statement pursuant to which it would register Common Stock, debt securities, warrants and/or other securities under the Securities Act (the “Registration Statement”) and the Trust has exercised its right to include shares of Common Stock it holds in the Registration Statement on a “piggyback” basis;

D.            The Trust desires to allow the Foundation, which is an affiliate of the Trust, to include certain shares of Common Stock it holds in the Registration Statement on a piggyback basis on the same terms as are applicable to the Trust, and the Company desires to allow such registration subject to the conditions set forth herein, including (i) the Foundation’s agreement not to sell or otherwise dispose of shares of Common Stock during the period specified in Section 3 hereof and (ii) the Trust’s agreement to reduce its number of permitted Demand Registrations on Form S-1 from three to two.

AGREEMENT

In consideration of the terms and conditions of this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Joinder and Piggyback Right.  The Foundation hereby joins and becomes a party to the Agreement to the following extent:  The Foundation shall have the right to include shares of Common Stock it holds in the Registration Statement (but not subsequent registration statements filed by the Company) pursuant to Section 3 of the Agreement, and shall have all the rights and obligations of the Trust with respect to such registration, on the same terms and conditions of the Agreement as are applicable to the Trust in the case of a Piggyback Registration (including the “underwriters’ cutback” provision set forth in Section 3(b) of the Agreement); provided, however, that (i) the maximum aggregate number of shares of Common Stock held by the Foundation and the Trust to be included in the Registration Statement shall not exceed 2,500,000 and (ii) the maximum aggregate number of such shares sold in the first underwritten offering of Common Stock by the Company under the Registration Statement shall not exceed 10% of the number of shares of Common Stock sold by the Company in such offering.

2.             Amended Provision.  The first sentence of Section 2(c)(4) of the agreement is hereby deleted and replaced in its entirety with the following:

Holders shall be entitled to have a total of two Demand Registrations effected on Form S-1 (including any successor form, “Form S-1”) and an unlimited number of Demand Registrations on Form S-3 (including any successor form, “Form S-3”) at any time when the Company is eligible to use such form.

3.             Foundation Lock-Up.  The Foundation agrees that it will not sell, transfer or otherwise dispose of any shares of Common Stock that it holds as of the date hereof or subsequently acquires, other than shares of Common Stock included in the Registration Statement, for a period of  90 days following the date the Registration Statement becomes effective, or such longer period as may be provided for in an underwriting agreement entered into in connection with an underwritten offering pursuant to the Registration Statement.

4.             No Other Changes.  Except as modified or supplemented by this Agreement, the Agreement remains unmodified and in full force and effect.

5.             Assignability.  The Foundation may not assign or transfer any of its rights or obligations under this Agreement in any manner whatsoever, and any purported assignment or transfer shall be void.

6.             Validity.  The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

7.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment to Registration Rights Agreement and Joinder effective as of the date first above written.

VENOCO, INC.

By:	/s/ Bill Schneider
Bill Schneider
President

THE MARQUEZ TRUST

By:	/s/ Timothy Marquez
Timothy Marquez
Trustee

THE MARQUEZ FOUNDATION

By:	/s/ Timothy Marquez
Timothy Marquez
President